                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  July 28, 1999
                Date of Report (Date of earliest event reported)



                                   ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                    1-2572                   73-1520922
(State or other jurisdiction       (Commission              (IRS Employer
       of incorporation)           File Number)           Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Items 1 - 4.      Not Applicable.

Item 5.           Other Events.

                  ONEOK, Inc. announced plans for moving into the electric generation and power marketing business.

                  On July 27, 1999, the Company issued a press release, a copy of which is attached hereto as exhibit 99.a and incorporated herein by reference.

Item 6.           Not Applicable

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

Exhibit
No.               Description

99.a              Press release issued by ONEOK, Inc. dated July 27, 1999.

Items 8-9.        Not Applicable

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 28th day of July 1999.


                                             ONEOK, Inc.

                                       By:   /s/ JIM KNEALE
                                             ---------------------------------
                                             Jim Kneale
                                             Vice President, Chief Financial
                                             Officer, and Treasurer

                               INDEX TO EXHIBITS


EXHIBIT
NO.               DESCRIPTION
-------           -----------

99.a              Press release issued by ONEOK, Inc. dated July 27, 1999.